                                                                   EXHIBIT 10.60



                           WIRE ONE TECHNOLOGIES, INC.

                        WARRANT TO PURCHASE COMMON STOCK


Warrant No.: JPM - 002                               Number of Shares:  100,000
Date of Issuance:  March 6, 2003


         Wire One Technologies, Inc., a Delaware corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, JPMORGAN CHASE BANK, as administrative agent for the lenders under that certain Credit Agreement, dated as of May 31, 2002, as amended to date, among the Company, said lenders and said agent, the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. Eastern Time on the Expiration Date (as defined herein) one hundred thousand (100,000) fully paid and nonassessable shares of Common Stock (as defined herein) of the Company (the shares so purchased, the "Warrant Shares") at the Warrant Exercise Price provided in Section l(a) below.

         Section 1.

         (a) Definitions. The following words and terms as used in this Warrant shall have the following meanings:

                  (i) "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

                  (ii) "Closing Sale Price" means, for any security as of any date, the last closing trade price for such security at 4:00 p.m. Eastern Standard Time on the Nasdaq National Market, or, if the Nasdaq National Market is not the principal securities exchange or trading market for such security, the last closing trade price of such security at 4:00 p.m. Eastern Standard Time on the principal securities exchange or trading market where such security is listed or traded, or if the foregoing do not apply, the last closing trade price of such security in the over-the-counter market on the electronic bulletin board for such security at 4:00 p.m. Eastern Standard Time, or, if no last closing trade price is reported for such security, the average of the closing bid and ask prices of such security, or, if no closing ask or bid prices are reported for such security, the average of the bid and ask prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Sale Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined in good faith by the Board of Directors of the Company. (All such determinations to be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period).


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                  (iii) "Common Stock" means (i) the Company's common stock, par value $0.0001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

                  (iv) "Expiration Date" means the date five (5) years from the date of this Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or the State of New York or on which trading does not take place on the principal exchange or automated quotation system on which the Common Stock is traded (a "Holiday"), the next date that is not a Holiday.

                  (v) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                  (vi) "Securities Act" means the Securities Act of 1933, as amended.

                  (vii) "Warrant" means this Warrant and all Warrants issued in exchange, transfer or replacement thereof.

                  (viii) "Warrant Exercise Price" shall be equal to, with respect to any Warrant Share, $2.06, subject to adjustment as hereinafter provided.

                  (ix) "Warrant Period" means the period beginning on the date hereof and ending on and including the Expiration Date.

         (b) Other Definitional Provisions.

                  (i) Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company's successors and (B) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

                  (ii) When used in this Warrant, the words "herein," "hereof" and "hereunder," and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section," "Schedule," and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

                  (iii) Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.



                                       2
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         Section 2. Exercise of Warrant.

         (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or in part, at any time on any Business Day on or after the opening of business on the date hereof and prior to 11:59 P.M. Eastern Time on the Expiration Date by (i) delivery of a written notice, in the form of the exercise notice attached as Exhibit A hereto (the "Exercise Notice"), of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the applicable Warrant Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (plus any applicable issue or transfer taxes) (the "Aggregate Exercise Price") in cash or wire transfer of immediately available funds, unless the holder elects to make a "Cashless Exercise" under certain conditions in accordance with section 2(d) of this Agreement, and (iii) the surrender to a common carrier for overnight delivery to the Company as soon as practicable following such date, this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction); provided, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 7 shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), the Company shall on the third Business Day following the date of receipt of the Exercise Notice, the Aggregate Exercise Price and this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) (the "Exercise Delivery Documents"), credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account with The Depository Trust Company; provided, however, if the holder who submitted the Exercise Notice requested physical delivery of any or all of the Warrant Shares, then the Company shall, on or before the third Business Day following receipt of the Exercise Delivery Documents, issue and surrender to a common carrier for overnight delivery to the address specified in the Exercise Notice, a certificate, registered in the name of the holder, for the number of shares of Common Stock to which the holder shall be entitled pursuant to such request. Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (ii) above or notification to the Company of a Cashless Exercise referred to in Section 2(d), the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares, with respect to which this Warrant has been exercised, irrespective of the date of delivery of this Warrant as required by clause (iii) above or the certificates evidencing such Warrant Shares.

         (b) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than five (5) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised.

         (c) No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock issued upon exercise of this Warrant shall be rounded up or down to the nearest whole number.



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         (d) Notwithstanding anything contained herein to the contrary, the holder of this Warrant may elect to exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, receive upon such exercise the "Net Number" of shares of Common Stock (a "Cashless Exercise") which shall be determined according to the following formula:

         Net Number = (A x B) - (A x C)
                      -----------------
                             B

         For purposes of the foregoing formula:

                  A=the total number of Warrant Shares with respect to which this Warrant is then being exercised.

                  B=the Closing Sale Price of the Common Stock on the date immediately preceding the date of the exercise notice.

                  C=the Warrant Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

         Section 3. Covenants as to Common Stock. The Company hereby covenants and agrees as follows:

         (a) This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

         (b) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant have been duly and validly authorized and when issued and delivered upon exercise of this Warrant will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

         (c) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant.

         (d) The shares of Common Stock issuable upon exercise of this Warrant shall be listed upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.



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         (e) The Company will not, by amendment of its Certificate of
Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant consistent with the tenor and purpose of this Warrant.

         (f) This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

         Section 4. Taxes. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of Common Stock or other securities or property in a name other than that of the registered holders of this Warrant to be converted and such holder shall pay such amount, if any, to cover any applicable transfer or similar tax.

         Section 5. Warrant Holder Not Deemed a Stockholder. Except as otherwise specifically provided herein, no holder, as such, of this Warrant shall be entitled by virtue of this Warrant to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

         Section 6. Securities Laws.

         (a) Shares may not be issued to the Holder upon exercise of this Warrant if, at the time of exercise, a registration statement with respect to such shares is not effective under the Securities Act or if such shares are not qualified or exempt from qualification in the state wherein the holder of this Warrant resides.

         (b) If at any time prior to the Expiration Date the Company proposes to file a registration statement under the Securities Act with respect to an underwritten offering of Common Stock (except on Form S-4 or Form S-8 or any successor forms thereto), for its own account, then the Company shall give written notice of such proposed filing to the holder of this Warrant or of the Warrant Shares at least 15 days in advance of the anticipated filing date (the "Piggyback Notice"). The Piggyback Notice shall offer such holders the opportunity to register such amount of Warrant Shares as each such holder may request (a "Piggyback Registration"); subject in all events to the agreement of the underwriter or underwriters of the offering contemplated by such registration statement that such Warrant Shares can be included in such registration statement without adversely affecting such offering. Any reduction in the number of securities to be so offered shall be (i) first, pro-rata among all security holders who are exercising "piggyback" registration rights, based on the number of registrable securities originally proposed to be sold by each of them, and (ii) second, pro-rata among all security holders who are exercising "demand" registration rights pursuant to a registration rights agreement with the Company, based on the number of registrable securities originally proposed to be sold by each of them.

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         Section 7. Ownership and Transfer.

         (a) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary.

         (b) This Warrant and the rights granted hereunder shall be assignable by the holder hereof without the consent of the Company.

         Section 8. Adjustment of Warrant Exercise Price and Number of Shares. The Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:

         (a) Adjustment of Warrant Exercise Price upon Sale or Issuance of Securities. If the Company shall (A) sell or issue shares of its Common Stock,
(B) issue rights, options or warrants to subscribe for or purchase shares of Common Stock or (C) issue or sell other rights for shares of Common Stock or securities convertible or exchangeable into shares of Common Stock (such securities and the Common Stock collectively, the "Securities"), at a Price Per Share (as defined below) less than the Warrant Exercise Price in effect on the date that the Company fixes the offering price of such Securities, then in each such case the Warrant Exercise Price in effect immediately prior to the issuance of such Securities shall be adjusted so that it shall equal the Price Per Share for such Securities. The adjustment provided for in this Section 8(a) shall become effective immediately after such issuance and shall be made successively whenever any such Securities are issued; provided that no further adjustments in the Warrant Exercise Price shall be made upon the subsequent exercise, conversion or exchange, as applicable, of such Securities pursuant to the original terms of such Securities. In determining the "Price Per Share" under this Section 8(a), there shall be taken into account any consideration received by the Company for such Securities and any consideration required to be paid upon the exercise, conversion or exchange, as applicable, of such Securities. The value of all such consideration (if other than cash) shall be determined by the Company's Board of Directors, whose determination shall be conclusive if made in good faith. If all of such Securities are not so issued or expire or terminate without having been exercised, converted or exchanged, the Warrant Exercise Price then in effect shall be appropriately readjusted to the Warrant Exercise Price that would then be in effect had the adjustments made upon the issuance of such Securities not been made. Notwithstanding the foregoing, the provisions of this Section 8(a) shall not apply to the issuance of Common Stock to directors, officers or employees of, or consultants to, the Company or its subsidiaries upon the exercise of options pursuant to a stock grant, option plan, purchase plan or other employee stock incentive program or other arrangement approved by the Board of Directors of the Company.

         (b) Adjustment of Warrant Exercise Price upon Subdivision or Combination of Common Stock. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 8(b) shall become effective at the close of business on the date the subdivision or combination becomes effective.

         (c) Reclassification or Merger. In case of any reclassification or other change of securities of the class issuable upon exercise of this Warrant (other than a change solely in par value or from par value to no par value or vice versa or as a result of a subdivision or combination of Shares or other securities subject to this Warrant), the Company shall duly execute and deliver to the holder of this Warrant a new Warrant as nearly equivalent as possible to this Warrant; and in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing entity shall (i) duly execute and deliver to the holder a new Warrant as nearly equivalent as possible to this Warrant or (ii) make appropriate written provisions, without the issuance of a new Warrant, so that the holder shall have the right to receive upon exercise of this Warrant, at a total exercise price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock or other securities theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or sale by a holder of the number of shares of Common Stock or other securities then unexercised and purchasable under this Warrant. Any new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 8. The provisions of this Section 8(c) shall similarly apply to successive recapitalizations, reclassifications, reorganizations, changes, mergers and sales.

         (d) Minimum Adjustment of Warrant Exercise Price. No adjustment of the Warrant Exercise Price shall be made under this Section 8 in an amount of less than 1% of the Warrant Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Warrant Exercise Price. No adjustments shall be made pursuant to this Section 8 which would result in an increase in the Warrant Exercise Price.

         (e) Notices.

                  (i) Immediately upon any adjustment of a Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

                  (ii) The Company will give written notice to the holder of this Warrant at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change (as defined below), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction in each case which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change."

                  (iii) The Company will also give written notice to the holder of this Warrant at least ten (10) days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

         Section 9. Redemption.

         (a) Mandatory Redemption of Warrants. The holder of this Warrant may, at any time and from time to time on or within sixty (60) days after the closing of any transaction or series of transactions during any six month period in which the Company shall have issued equity or debt securities having aggregate gross proceeds to the Company of at least $5,000,000 or more after the date of this Warrant, demand a determination of the Redemption Price (a "Determination Notice") for purposes of this Section 9(b). Within 5 days after the receipt of any Determination Notice from the holder, the Company shall give to the holder notice of the Redemption Price, including a reasonably detailed description of the method of calculation thereof, determined as of the day preceding such notice of the Redemption Price. At any time within 30 days after receipt of notice of the Redemption Price the holder may demand redemption of this Warrant, in whole or in part, at the Redemption Price by notice to the Company, which Redemption Price shall be payable on the third Business Day after receipt of notice of such demand (any such date, the "Redemption Due Date") in immediately available funds to the holder upon surrender of this Warrant to the Company. Thereupon, the right to purchase shares of Common Stock theretofore represented by this Warrant as to which the holder has demanded (and the Company may effect) redemption shall terminate, and this Warrant shall represent the right of the holder to receive the full Redemption Price from the Company in accordance with this Section.

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         (b) Any right to exercise a Warrant shall terminate at 5:00 P.M. (New
York time) on the business day immediately preceding the Redemption Date or Redemption Due Date, as applicable. On and after the Redemption Date or Redemption Due Date, as applicable, holders of the Warrants shall have no further rights except to receive, upon surrender of the Warrant, the redemption price.

         (c) From and after the Redemption Date specified, the Company shall, at the place specified in the notice of redemption, upon presentation and surrender to the Company by or on behalf of the registered holder thereof of one or more warrant certificates evidencing Warrants to be redeemed (or an affidavit of loss for such Warrant, which shall include provisions indemnifying the Company with respect to such loss, and otherwise in a form reasonably acceptable to the Company), deliver or cause to be delivered to or upon the written order of such holder a sum in cash equal to the redemption price of each such Warrant. From and after the Redemption Date and upon the deposit or setting aside by the Company of a sum sufficient to redeem all the Warrants called for redemption, such Warrants shall expire and become void and all rights hereunder and under the warrant certificates, except the right to receive payment of the redemption price, shall cease.

         Section 10. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on receipt of an indemnification undertaking (or, in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

         Section 11. Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:

                  Wire One Technologies, Inc.
                  27 Roulston Road
                  Windham, NH 03087
                  Telephone: (603) 898-0800
                  Facsimile: (603) 896-6344
                  Attention:  Executive VP and Chief Financial Officer

                  With a copy to:

                  Morrison & Foerster LLP
                  1290 Avenue of the Americas
                  New York, NY 10104
                  Telephone: (212) 468-8000
                  Facsimile: (212) 468-7999
                  Attention:  Michael J.W. Rennock

                  If to the holder, at the address of such holder or its transferee as shall appear on the records maintained by the Company.

Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication,
(B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

         Section 12. Date. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 7 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

         Section 13. Amendment and Waiver. The provisions of this Warrant may, except as otherwise provided herein, be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of this Warrant then outstanding; provided that no such action may increase the Warrant Exercise Price of the Warrants or decrease the number of shares or class of stock obtainable upon exercise of any Warrant without the written consent of the holder of such Warrant.

         Section 14. Descriptive Headings; Governing Law. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York, or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

                                   WIRE ONE TECHNOLOGIES, INC.


                                   By:  /s/ Christopher A. Zigmont
                                        --------------------------------------
                                        Name:  Christopher A. Zigmont
                                        Title: Executive VP and Chief Financial
                                               Officer

                              EXHIBIT A TO WARRANT

                                EXERCISE NOTICE


        TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

                          WIRE ONE TECHNOLOGIES, INC.


         The undersigned holder hereby exercises the right to purchase _____________________ (_______) of the shares of Common Stock ("Warrant Shares") of Wire One Technologies, Inc., a Delaware corporation (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Warrant Exercise Price. The Holder intends that payment of the Warrant Exercise Price shall be made as:

  _______________    a "Cash Exercise" with respect to _______________________
                     Warrant Shares; and/or

  _______________    a "Cashless Exercise" with respect to ___________________
                     Warrant Shares (to the extent permitted by the terms of the Warrant).

         2. Payment of Warrant Exercise Price. The holder shall pay the sum of $________ to the Company in accordance with the terms of the Warrant.

         3. Delivery of Warrant Shares. The Company shall deliver to the holder _________ Warrant Shares in accordance with the terms of the Warrant.



Date: ___________ _, ____



------------------------------------
Name of Registered Holder


By:
       -------------------------------
       Name:
       Title:


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                              EXHIBIT B TO WARRANT

                              FORM OF WARRANT POWER


FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ___________, with an address at
_________________________________________________________, Federal
Identification No. _____________, a warrant to purchase ____________ shares of the Common Stock of Wire One Technologies, Inc., a Delaware corporation, represented by warrant certificate no. _________, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ___________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated: ______, _____


                                    [HOLDER]


                                     By:
                                         ---------------------------------
                                     Its:
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